EXHIBIT 10.1


                           LEASE TERMINATION AGREEMENT

THIS AGREEMENT, made and entered into this 18th day of June, 1998, by and between LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (hereinafter called "Landlord") and BISON INSTRUMENTS, a Minnesota corporation (hereinafter called "Tenant").

                                   WITNESSETH:

WHEREAS, LANDLORD AND TENANT ENTERED INTO A LEASE DATED JULY 20, 1994 ("LEASE"), COVERING CERTAIN PREMISES KNOWN AS SUITE 145 AND CONSISTING OF APPROXIMATELY 10,165 SQUARE FEET OF SPACE ("PREMISES") IN THE BUILDING LOCATED AT 5610 ROWLAND POND, MINNETONKA, MINNESOTA ("BUILDING"), WHICH PREMISES ARE MORE PARTICULARLY DESCRIBED IN SAID LEASE; AND

WHEREAS, Landlord and Tenant now desire to terminate the Lease pursuant to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the preambles and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Lease is hereby terminated as of October 1, 1998 (the "Effective Date"), and thereafter the parties shall have no rights, duties or obligations under the Lease and are hereby released therefrom, except those which are expressly stated in the Lease to survive the termination of the Lease.

2. In consideration of Landlord's agreement to terminate the Lease as set forth in Section 1, Tenant hereby agrees to pay to Landlord the following amounts:

         a) A termination fee of $25,000.00, which will be paid as of the date of this Agreement;

         b) All rent due and unpaid under the Lease as of the date of this Agreement, totaling $18,259.96; and

         c) All rent due under the Lease from the date of this Agreement to the Effective Date, totaling $27,389.94. The parties agree that Landlord shall apply Tenant's security deposit under the Lease, in the amount of $5,481.00, to the amount owed under this Sub-Section C. Tenant shall pay to Landlord the balance owed of $21,908.94 by no later than July 1, 1998.

3. This Agreement shall be governed by and construed under the laws of the State of Minnesota.

4. This Agreement shall not be binding until executed by all parties hereto.


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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                       LANDLORD:

                                       LIBERTY PROPERTY LIMITED
                                       PARTNERSHIP


                                       By:
                                            ------------------------------------

                                       Its:
                                            ------------------------------------

                                       TENANT:

                                       BISON INSTRUMENTS


                                       By:
                                            ------------------------------------

                                       Its:
                                            ------------------------------------


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                               SUBLEASE AGREEMENT

This Sublease Agreement ("Sublease"), made and entered into this 18th day of June, 1998, by and between BISON INSTRUMENTS, a Minnesota corporation ("Sublessor'), and ENDURATEC SYSTEMS CORP., a Minnesota corporation ("Tenant").

WITNESSETH:

WHEREAS, Sublessor entered into that certain Lease dated July 20, 1994 (the "Prime Lease"), by and between MARFIELD, BELGARDE & YAFFE ("Landlord"), as landlord, and Sublessor, as tenant, for certain premises ("Premises") in the building located at 5610 Rowland Pond, Minnetonka, Minnesota, a true and correct copy of which is attached hereto as Exhibit A and made a part hereof; and

WHEREAS, Sublessor desires to sublease to Tenant that portion of the Premises which is identified by crosshatch on the attached Exhibit B ("Subleased Premises"), and Tenant desires to sublease the same from Sublessor, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1. SUBLEASED PREMISES. Sublessor hereby leases unto Tenant, and Tenant hereby takes from Sublessor, in its "as is" condition the Subleased Premises.

2. TERM. The term of this Sublease shall commence on July 1, 1998, and shall terminate as of October 1st, 1998.

3. RENT. As monthly rent ("Rent") for the Subleased Premises, Tenant will pay monthly rent in an amount equal to 50% of Sublessor's monthly installments of Minimum Annual Rent, Annual Operating Expenses, Taxes and other Impositions, and other additional rent for the Premises. Tenant's Rent shall be payable in advance, without abatement, deduction or setoff, on the Commencement Date and on the first day of each calendar month thereafter during the Sublease Term. The Rent as to any partial months included in the Sublease Term shall be prorated on a daily basis.

4. ASSUMPTION OF OBLIGATIONS. Except for the rent due under the Prime Lease and except as otherwise set forth in this Sublease, Tenant assumes and agrees to keep, obey and perform all of the terms, covenants and conditions of Sublessor as Tenant under the Prime Lease with respect o the Subleased Premises. Any failure by Tenant to perform, keep and obey the same shall be a default hereunder. It is hereby understood and agreed that Tenant's rights to use, possess and enjoy the Subleased Premises are subject to the terms and conditions of the Prime Lease and the rights and remedies of Landlord thereunder.


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5. TITLE AND POSSESSION. Sublessor covenants and agrees that it has full right and authority to enter into this Sublease for the full term hereof, and that Tenant, upon paying the rents and other sums provided herein, and upon performing the duties, covenants, agreements and obligations hereof, and upon keeping and obeying all of the restrictions, conditions and provisions hereof, will have, hold and enjoy quiet possession of the Subleased Premises for the term herein granted and with all of the rights and privileges of Sublessor under the Prime Lease with respect to the Subleased Premises except as herein expressly excluded or modified and subject to all of said duties, covenants, agreements, obligations, restrictions, conditions and provisions.

6. SUBLEASE AND ASSIGNMENT. It is mutually agreed that Tenant may not assign this Sublease or further sublease any portion of the Subleased Premises without the prior written consent of Sublessor and Landlord. Tenant shall not pledge its interest hereunder, or allow liens to be placed on such interest, or suffer this Sublease or any portion thereof to be attached or taken upon execution. No assignment or further subleasing, even with the consent of Sublessor and Landlord, shall relieve Tenant from liability for payment of the rent herein provided for or from the obligation to keep and be bound by all of the terms, conditions and covenants of this Sublease.

7. DAMAGE, DESTRUCTION OR CONDEMNATION. In the event of damage or destruction of the Subleased Premises or the taking of all or any part thereof under the power of eminent domain, this Sublease shall terminate if, but only if, the Prime Lease is terminated as a result thereof, and the rent payable hereunder shall abate only as long as and in the same proportion as the rent due from Sublessor to Landlord under the Prime Lease abates as a result thereof.

8. MUTUAL RELEASE AND WAIVER OF SUBROGATION. Notwithstanding any provision of this Sublease to the contrary, all parties hereby waive any and all rights of recovery, claim, action or cause of action, against the others and against Landlord, their agents (including partners, both general and limited), officers, directors, shareholders or employees, for any loss or damage that may occur to the Subleased Premises, or any improvements thereto, or the building of which the Subleased Premises are a part, or any improvements thereto, or any property of such party herein, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and each covenants that its insurers shall hold no right of subrogation against any other party.

9. ALTERATIONS. Any alterations, additions and improvements in or upon the Subleased Premises shall be made by Tenant only after prior written consent by Sublessor, which consent shall not be withheld if Landlord consents thereto. Upon the termination of the term hereof, all such alterations, additions and improvements (except personal property, business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant) shall be and remain part of the Subleased Premises and shall not be removed by Tenant unless such removal is required by Sublessor, in which case Tenant shall remove the same and restore the Subleased Premises to the same condition in which they were on the date hereof, reasonable and


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ordinary wear and tear excepted. Personal property, business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant shall be and remain the property of Tenant and may be removed by Tenant at any time during the term hereof when Tenant is not in default hereunder. Tenant covenants and agrees to indemnify Sublessor and Landlord against, and hold Sublessor and Landlord harmless from, all liens, whether for labor or materials arising as the result of alterations, additions, repairs, or improvements to the Subleased Premises made by Tenant during the term of this Sublease.

10. DEFAULT. If the rent above referred to, or any part thereof, whether the same be demanded or not, shall remain unpaid for a period of 5 days from the date when due hereunder, or if any other term, condition or covenant of this Sublease, express or implied on the part of Tenant to be kept or performed shall be violated or neglected, and if Tenant shall fail to cure the same within ten days from the date of written notice from Sublessor to Tenant specifying the violations, or if the Subleased Premises or Tenant's interest therein shall be taken on execution or other process of law, or if Tenant shall petition to be or shall be declared bankrupt or insolvent according to law or shall enter an assignment for the benefit of creditors, or if Tenant shall abandon the Subleased premises, or if any default under the Prime Lease shall occur with respect to Tenant or the performance by Tenant of any of its covenants and obligations under this Sublease, then and in any of said cases, Tenant shall be deemed in default, and Sublessor shall have all of the rights and remedies against Tenant which would be available to Landlord against Sublessor in the event of a default by Sublessor under the Prime Lease.

11. NOTICES. Any notice or communication required or permitted to be given or served by either party hereto upon the other shall be deemed given or served in accordance with the provisions of this Sublease when mailed in a sealed wrapper by United States registered or certified mail, return receipt requested, postage prepaid, property addressed as follows:

    If to Sublessor:       Bison Instruments
                           5610 Rowland Road
                           Minnetonka, MN 55343

    If to Tenant:          EnduraTEC Systems Corporation
                           5610 Rowland Pond Road
                           Minnetonka, MN 55343

Each such mailed notice or communication shall be deemed to have been given to, or served upon, the party to which addressed on the date the same is deposited in the United States registered or certified mail, postage prepaid, property addressed in the manner above provided. Any party hereto may change its address for the service of notice hereunder by serving written notice hereunder upon the other party hereto, in the manner specified above, at least ten (10) days prior to the effective date of such change.

12. SURRENDER OF SUBLEASED PREMISES UPON EARLY TERMINATION. Upon any early termination of this Sublease, Tenant shall quit and surrender possession of the


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Subleased Premises to Sublessor in as good order and condition as the same are now or hereafter may be improved by Landlord, Sublessor or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Sublessor, remove or cause to be removed from the Subleased Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, movable partitioning and other articles or personal property owned by Tenant or installed or placed by Tenant at its expense in the Subleased Premises, and all similar articles of any other persons claiming under Tenant, and Tenant shall repair all damage to the Subleased Premises resulting from such removal.

13. TERMINATION OF PRIME LEASE. It is understood and agreed by and between the parties hereto that the existence of this Sublease is dependent and conditioned upon the continued existence of the Prime Lease, and in the event of the cancellation or termination of the Prime Lease, this Sublease automatically shall be terminated; provided, however, that this provision shall not be deemed to release Sublessor from liability if the Prime Lease is cancelled or terminated by reason of a default by Sublessor as tenant under the Prime Lease, which default did not result, in whole or in part, from a default by Tenant hereunder. Sublessor shall have no liability to Tenant if the Prime Lease is cancelled or terminated by reason of a default by Tenant hereunder, or by reason of any condemnation or destruction of the Subleased Premises.

14. WAIVER. A waiver by Sublessor of any default, breach or failure of Tenant under this Sublease shall not be construed as a waiver of any subsequent or different default, breach or failure.

15. HOLDING OVER. If Tenant holds over after the early termination of the term hereof without the express written consent of Sublessor, Tenant shall become a tenant at sufferance only, at a rental rate equal to 150% of the rental rate in effect upon the date of such expiration and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Sublessor of rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to, and shall not limit, Sublessor's right of reentry or any other rights of Sublessor hereunder or as otherwise provided by law. In the event of any unauthorized holding over, Tenant shall indemnify Sublessor against all claims for damages arising therefrom.

16. SUCCESSORS AND ASSIGNS. All of the terms, covenants, provisions and conditions of this Sublease shall be biding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

17. CAPTIONS. The captions used on the paragraphs of this Sublease are for convenience only, are not a part of this Sublease, and are not to be considered in the interpretation hereof.

18. CONSENT OF LANDLORD. This Sublease is contingent upon approval by Landlord manifested by Landlord's execution of the Consent to Sublease appearing below. Unless and until Landlord executes the Consent to Sublease below, this Sublease shall be of no force or effect, and the parties hereto shall have no liability or obligation to each


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other. Tenant shall not be permitted access to the Subleased Premises for any purpose until the Consent to Sublease below has been executed by Landlord.

19. RELATIONSHIP OF PARTIES. This Sublease does not and shall not create the relationship of principal and agent, or of partnership, or of joint venture, or of any other association between Sublessor and Tenant, the sole relationship between the parties hereto being strictly that of landlord and tenant.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.

                                       SUBLESSOR:

                                       BISON INSTRUMENTS


                                       By:
                                            ------------------------------------

                                       Its:
                                            ------------------------------------


                                       TENANT:

                                       ENDURATEC SYSTEMS CORP.


                                       By:
                                            ------------------------------------

                                       Its:
                                            ------------------------------------

CONSENT TO SUBLEASE


THE UNDERSIGNED ("LANDLORD") DOES HEREBY CONSENT TO THE FOREGOING SUBLEASE, PROVIDED THAT SUCH CONSENT SHALL NOT RELEASE OR DISCHARGE THE SUBLESSOR FROM ANY OF ITS OBLIGATIONS TO BE PERFORMED UNDER THE PRIME LEASE, AND FURTHER PROVIDED THAT SUCH CONSENT IS LIMITED TO THE FOREGOING SUBLEASE ONLY, AND ANY FURTHER ASSIGNMENT, SUBLEASE, AMENDMENT OR MODIFICATION OF THIS SUBLEASE OR THE PRIME LEASE SHALL REQUIRE THE PRIOR WRITTEN CONSENT OF THE UNDERSIGNED PURSUANT TO OF THE PRIME LEASE.

                                       LANDLORD:

                                       LIBERTY PROPERTY LIMITED PARTNERSHIP

                                       By:
                                            ------------------------------------

                                       Its:
                                            ------------------------------------


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